Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY (AS SUCH TERM IS DEFINED BELOW).

THIS NOTE, AND THE PAYMENT HEREOF, ARE SUBORDINATED TO THE RIGHTS OF IOWA STATE BANK PURSUANT TO THE TERMS OF A SUBORDINATION AGREEMENT AMONG THE COMPANY, THE HOLDERS (AS SUCH TERM IS DEFINED BELOW AND IOWA STATE BANK).

SUBORDINATED CONTINGENT CONVERTIBLE PROMISSORY NOTE

AMERICAN POWER GROUP CORPORATION

$__________	__________, 2017

Lynnfield, Massachusetts

For value received American Power Group Corporation, a Delaware corporation (the “Company”), promises to pay to ____________________ or its assigns (“Holder”) the principal sum of $__________ together with accrued and unpaid interest thereon, each due and payable on the date and in the manner set forth below.

This subordinated contingent convertible promissory note (this “Note”) is one of a series of similar notes (together, the “Notes”) issued pursuant to the terms of that certain Convertible Note Purchase Agreement dated as of January 27, 2017 among the Company, the original Holder and the other parties thereto (as amended from time to time, the “Purchase Agreement”).

1.       Repayment. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. Except as otherwise provided below, the outstanding principal amount of this Note shall be due and payable on July 27, 2017 (the “Maturity Date”).

2.       Interest Rate. The Company promises to pay simple interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of 10% per annum or the maximum rate permissible by law, whichever is less; provided, however, that from and after any Event of Default (as defined below), this Note shall bear interest at the rate of 15% per annum or the maximum rate permissible by law, whichever is less, until the earlier of such time as (i) the outstanding principal amount hereof and all accrued interest hereon shall have been repaid or converted pursuant hereto or (ii) such Event of Default has been cured by the Company or waived by the Holder. Except as otherwise provided below, interest shall be due and payable on the Maturity Date and shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

3.       Conversion.

(a)       For purposes of this Note:

(i)       “Certificate of Designation” shall mean the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, in the form of Exhibit B to the Purchase Agreement.

(ii)       “Series E Stock” shall mean shares of the Company’s Series E Convertible Preferred Stock, to be authorized pursuant to the Certificate of Designation.

(b)       Immediately upon the effectiveness of the filing of the Certificate of Designation with the Secretary of State of Delaware, the outstanding principal balance of this Note and all other Notes, together with all accrued but unpaid interest thereon, shall automatically convert in whole without any further action by the Holder or the holders of the other Notes into shares (including fractional shares, rounded to the nearest thousandth of a share) of Series E Stock, at a conversion price equal to $100,000 per share.

(c)       In no event shall the Note, or any of the obligations set forth herein, be convertible into Series E Stock or any other equity security of the Company, unless and until the Certificate of Amendment (as such term is defined in the Purchase Agreement) has been duly filed with the Secretary of State of Delaware.

4.       Maturity. Unless this Note has been previously converted in accordance with the terms of Section 3 above, the entire outstanding principal balance and all accrued but unpaid interest thereon shall become fully due and payable on the Maturity Date.

5.       Prepayment. The Company may not prepay this Note prior to the Maturity Date without the written consent of the Holder.

6.       Default. If there shall be any Event of Default hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under Section 6(c) or 6(d)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an Event of Default:

(a)       If the Company fails to timely pay any of the principal amount due under this Note or any of the other Notes on the date the same becomes due and payable or any accrued interest or other amounts due under this Note or any of the other Notes on the date the same becomes due and payable;

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(b)       If the Company defaults in its performance of any covenant under any agreement with Iowa State Bank, which, after any applicable grace period, is not cured by the Company or waived by the Bank;

(c)       If the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(d)       If an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 45 days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company.

7.       Waivers; Remedies. The Company hereby expressly waives demand, notice, presentment, protest, notice of dishonor and or all other requirements of any kind whatsoever (including, without limitation, valuation and appraisement, diligence, notice of intent to demand or accelerate and of acceleration). All rights, powers, and remedies provided for herein are cumulative and non-exclusive. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other provided under this Note. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

8.       Expenses. In the event of any default hereunder, the Company shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

9.       Transfer of Note.

(a)       This Note and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Note at the principal office of the Company or its designated agent, together with a written assignment of this Note substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer; provided that upon transfer the transferee is reasonably acceptable to the Company and agrees to be bound by the terms of this Note. Additionally, upon transfer of this Note, the Holder shall notify the Company in writing of the portion of this Note assigned to the transferee of this Note. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Note or Notes in the name of the assignee or assignees, as applicable, and in the principal amount or amounts specified in such instrument of assignment, and shall issue to the assignor a new Note evidencing the portion of this Note not so assigned, and this Note shall promptly be cancelled. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

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(b)       This Note may be divided or combined with other Notes upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and principal amounts in which new Notes are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 9(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Note or Notes in exchange for the Note or Notes to be divided or combined in accordance with such notice. All Notes issued on transfers or exchanges shall be dated the initial issuance date set forth on the first page of this Note and shall be identical with this Note except as to the principal amount thereof.

(c)       The Company may require, as a condition of allowing any transfer of this Note, that the Holder or transferee of this Note, as the case may be, provide the representations set forth in Section 3.2 of the Purchase Agreement.

(d)       The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Note and, upon any exercise hereof, will acquire the shares of Series E Stock issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Series E Stock or any part thereof in violation of the Securities Act of 1933, as amended, or any applicable state securities law, except pursuant to sales registered or exempted thereunder.

10.       Modification; Waiver. Any terms and conditions of this Note may be changed, amended or waived with the written consent of the Company and the holders of Notes representing 67% of the principal amount of the Notes outstanding from time to time; provided, however, that no such change, amendment or waiver that would alter or change the principal amount owing upon this Note, the rate of interest payable on this Note or the Maturity Date may be approved without the written consent of holders of Notes representing 75% of the principal amount of the Notes then outstanding.

11.       Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

12.       Severability. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Note.

13.       Headings. The headings used in this Note are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Note.

14.       Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be determined in accordance with the provisions of the Purchase Agreement.

15.       WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY HOLDER OR THE COMPANY AGAINST THE OTHER, SUCH HOLDER AND THE COMPANY EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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(Signature Page Follows)

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IN WITNESS WHEREOF, the Company and the Holder have caused this Note to be executed of the date first above indicated.

AMERICAN POWER GROUP CORPORATION

By:
Name:	Charles E. Coppa
Title:	Chief Financial Officer

HOLDER:

Name of Holder: ______________________________

Signature of Holder: ___________________________

Name of Authorized Signatory: __________________

Title of Authorized Signatory: ___________________

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ASSIGNMENT FORM

(To assign the foregoing Note, execute
this form and supply required information.)

FOR VALUE RECEIVED, [____] all of or [_______] of the principal amount of the foregoing Note and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.

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